Supplement dated December 11, 2015
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Global Bond Fund	5/1/2015
Effective immediately, the list of portfolio managers under the caption “Fund Management” in the "Summary of Columbia VP – Global Bond Fund" section and under the caption "Portfolio Management" in the "More Information About Columbia VP  – Global Bond Fund" section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Matthew Cobon	Portfolio Manager	Lead manager	2013
Jim Cielinski	Portfolio Manager and Global Head of Fixed Income	Co-manager	2013
Gene Tannuzzo, CFA	Senior Portfolio Manager	Co-manager	2014
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-258 A (12/15)